AdvisorOne Funds

17605 Wright Street

Omaha, NE 68130

www.advisoronefunds.com

CLS Global Aggressive Equity Fund Class N Shares: CLACX Class T Shares: GLAGX	CLS Global Diversified Equity Fund Class N Shares: CLSAX Class T Shares: GDIVX

CLS Growth and Income Fund Cla ss N Shares: CLERX Class T Shares: GINCX	CLS Flexible Income Fund Class N Shares: CLFLX Class T Shares: FLEIX

CLS Shelter Fund Class N Shares: CLSHX Class T Shares: SHELX

Supplement dated November 10, 2021 to

the Prospectus dated September 1, 2021

The Board of Trustees (the “Board”) of AdvisorOne Funds (the “Trust”) has determined that it is in the best interests of shareholders to close and liquidate the Trust and each of its series, CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund and CLS Shelter Fund (each a “Fund” and collectively, the “Funds”), following a recommendation by the Funds’ investment adviser, Brinker Capital Investments, LLC (the “Adviser”). The Adviser’s recommendation was based on an evaluation of its mutual fund offerings and the evolving needs of investors. The Board has determined to close the Funds and redeem all outstanding shares on or about January 24, 2022 (the “Redemption Date”).

Effective December 27, 2021, the Funds will not accept any new investments, and will no longer pursue their respective stated investment objectives. Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.

Prior to or on the Redemption Date, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in a Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUNDS PRIOR TO THE REDEMPTION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUNDS AT (866) 811-0225.

This Supplement and the Prospectus dated September 1, 2021, provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference and can be obtained without charge by calling the Funds at (866) 811-0225.